UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of  the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12.


                               DIRECT INSITE CORP.
                (Name of Registrant as Specified in its Charter)
            --------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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
                               DIRECT INSITE CORP.
                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                December 21, 2006
                                 ---------------

To our Stockholders:

     An annual meeting of stockholders will be held at the offices of Metropolitan Venture Partners, 432 Park Avenue South, 12th Floor, New York, New York 10016 on Thursday, December 21, 2006, beginning at 10:00 a.m. At the meeting, you will be asked to vote on the following matters:

     1. Election of one director in Class I, two directors in Class II and two directors in Class III to hold office until the 2007, 2008 and 2009 Annual Meetings of Stockholders, respectively.

     2. Ratification and approval of our 2004 Stock Option/Stock Issuance Plan, as set forth in Exhibit A.

     3. Ratification of the appointment of Marcum & Kliegman, LLP as our independent certified public accountants for the year ending December 31, 2006.

     4.   Any other matters that properly come before the meeting.

     The above matters are set forth in the proxy statement attached to this notice to which your attention is directed.

     If you are a stockholder of record at the close of business on November 10, 2006, you are entitled to vote at the meeting or at any adjournment or postponement of the meeting. This notice and proxy statement are first being mailed to stockholders on or about November 17, 2006.

                                       By Order of the Board of Directors,

                                       JAMES A. CANNAVINO
                                       Chairman and Chief Executive Officer

    Dated:  November 17, 2006
            Bohemia, New York

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PRE-ADDRESSED POSTAGE-PAID ENVELOPE AS DESCRIBED ON THE ENCLOSED PROXY CARD. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE ENCLOSED PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING, FILING A WRITTEN NOTICE OF REVOCATION WITH THE SECRETARY OF THE MEETING AND VOTING IN PERSON.

                       THIS PAGE LEFT INTENTIONALLY BLANK

                               DIRECT INSITE CORP.
                                80 Orville Drive
                                    Suite 100
                           Bohemia, New York 11716 USA
                                 ---------------

                                 PROXY STATEMENT
                                 ---------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           Thursday, December 21, 2006
                                 ---------------

     Our Annual Meeting of Stockholders will be held on Thursday, December 21, 2006, at the offices of Metropolitan Venture Partners, 12th Floor, 432 Park Avenue South, New York, New York 10016 at 10:00 a.m. This proxy statement contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting.

                                ABOUT THE MEETING

What is being considered at the meeting?

         You will be voting on the following:

     o election of one Class I director, two Class II directors and two Class III directors;
     o    approval of our 2004 Stock  Option/Stock  Issuance  Plan ("2004  Stock
          Plan");
     o ratification of the appointment of our independent certified public accountants.


Who is entitled to vote at the meeting?

     You may vote if you owned stock as of the close of business on November 10, 2006. Each share of stock is entitled to one vote.

How do I vote?

         You can vote in two ways:

     o    by attending the meeting in person; or
     o    by completing, signing and returning the enclosed proxy card.

Can I change my mind after I vote?

     Yes, you may change your mind at any time before the vote is taken at the meeting. You can do this by (1) signing another proxy with a later date and returning it to us prior to the meeting or filing with our corporate secretary a written notice revoking your proxy, or (2) voting again at the meeting.

What if I return my proxy card but do not include voting instructions?

     Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of the nominee directors, FOR the ratification and approval of the 2004 Stock Plan and FOR the appointment of our independent certified public accountants.

What does it mean if I receive more than one proxy card?

     It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Manhattan Transfer Registrar Company, (631) 335-3128.

Will my shares be voted if I do not provide my proxy?

     If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy. Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers' unvoted shares on certain
"routine" matters, including the election of directors. When a brokerage firm votes its customer's unvoted shares, these shares are counted for purposes of establishing a quorum. At our meeting, these shares will be counted as voted by the brokerage firm in the election of directors, approval of the 2004 Stock Plan, and appointment of our independent certified public accountants, but will not be counted for all other matters to be voted on because these other matters are not considered "routine" under the applicable rules.

How many votes must be present to hold the meeting?

     Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail. In order for us to conduct our meeting, a majority of the combined voting power of our outstanding common stock and Series A Stock as of November 10, 2006, must be present at the meeting. This is referred to as a quorum. On November 10, 2006, there were 5,253,384 common shares outstanding and entitled to vote and 134,680 shares of Series A Convertible Preferred Stock, par value $0.0001 per share ("Series A Stock") entitled to vote. Each share of Series A Stock entitles the holder to 10 votes per share, with the holders of common stock and Series A Stock voting together as a single class.

What vote is required to approve each item?

     Directors are elected by a plurality of the votes cast. Abstentions will have no effect on the voting outcome with respect to the election of directors. The affirmative vote of a majority of the voting power present in person or by proxy and entitled to vote on the 2004 Stock Plan, and the appointment of our independent certified public accounting firm will be required for approval. An abstention will be counted as a vote against these proposals and broker non-votes will have no effect on the votes. Metropolitan Venture Partners II, LLP ("MetVP") owns all of the Series A Stock or 20.4% of our voting power and officers and directors own 18.5% of our voting power.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

              Common Stock and Series A Convertible Preferred Stock

     The following table sets forth the beneficial ownership of shares of voting stock of our company, as of November 10, 2006, of (i) each person known by us to beneficially own 5% or more of the shares of outstanding common stock, based solely on filings with the Securities and Exchange Commission, (ii) each of our executive officers and directors, and (iii) all of our executive officers and directors as a group. Except as otherwise indicated, all shares are beneficially owned, and investment and voting power is held by the persons named as owners.

                                Common Stock         Rights to Acquire                 Total Beneficially
                               Beneficially  Beneficial Ownership Through Exercise       Owned as % of
Name of Beneficial Owner (1)        Owned    of Options and Warrants Within 60 Days   Outstanding Shares (3)
-----------------------------------------------------------------------------------------------------------
Metropolitan Venture
     Partners II, L.P.(2)         83,847                 2,186,810                              30.5%
James Cannavino                  558,075                 1,585,950                              31.3%
Bernard Puckett                   53,359                   100,813                               2.9%
Dennis Murray                    172,042                    72,100                               4.6%
Carla Steckline                  109,862                    66,743                               3.3%
Michael Levin                      2,000                        --                                  *
Robert Carberry                  232,210                   460,500                              12.1%
Matthew Oakes                     56,356                   188,000                               4.5%
Arnold Leap                      100,394                   241,500                               6.2%
Christopher Cauley                49,944                    93,333                               2.7%
Michael Beecher                   36,590                    85,000                               2.3%
Directors
and Executive Officers
as a Group (9 persons)         1,138,622                 2,433,439                              46.5%

----------
         * Less than 1% of the Company's Common Stock
Footnotes
---------

     (1) The address of the holder is 80 Orville Drive, Suite 200, Bohemia, New York 11716, except for Metropolitan Venture Partners II, L.P. which is 432 Park Avenue South, 12th Floor, New York, NY 10010.
     (2) Metropolitan Venture Partners II, L.P. owns all of the 134,680 shares of Series A Convertible Preferred Stock, which are convertible into an aggregate of 1,346,800 shares of common stock.
     (3) Based upon 5,253,384 common shares outstanding as of November 10, 2006, plus outstanding options and warrants exercisable within 60 days and Series A Stock convertible into common shares owned by above named parties.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

     Our by-laws provide for a Board of Directors consisting of not less than three nor more than seven directors. Our Board of Directors now consists of five directors. At each annual meeting of stockholders, directors constituting a class are elected for staggered three year terms. The following table sets forth our directors and the classes in which they are presently serving.

          Class I                  Class II                   Class III
          -------                  --------                   ---------
(To serve until the Annual (To serve until the Annual (To serve until the Annual
Meeting of Stockholders      Meeting of Stockholders    Meeting of Stockholders
          in 2007)                 in 2008)                    in 2009)
-------------------------   -------------------------  -------------------------
Carla J. Steckline(1)(2)    Dr. Dennis J. Murray(1)(2)   James A. Cannavino
                            Michael Levin                Bernard Puckett(1)(2)

------------
     (1)  Member of the Audit Committee;
     (2)  Member of the Compensation Committee; .

     The board has nominated Ms. Steckline for election as Class I director to serve until the 2007 annual meeting of stockholders or until her successor is duly elected and qualified. The board has nominated Dr. Murray and Mr. Levin for election as Class II directors to serve until the 2008 annual meeting of stockholders or until their successors are duly elected and qualified. The board has nominated Mr. Cannavino and Mr. Puckett for election as Class III directors to serve until the 2009 annual meeting of stockholders or until their successors are duly elected and qualified. Shares represented by executed proxies in the form enclosed will be voted, unless otherwise indicated, for the election as directors of the nominees named in Classes I, II and III unless any such nominee shall be unavailable, in which event such shares will be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.


Directors' Compensation

     Directors who are not our employees receive a fee of $2,500 for each board of directors meeting attended; $1,500 for participation in a telephone meeting of the board; an annual fee of $5,000 for membership in each committee of the Board and $1,000 for each committee meeting attended. The Chair person of each committee receives an annual fee of $5,000 in addition to the membership fee. The Company also reimburses directors for reasonable expenses incurred in attending board and committee meetings.

     Our Board of Directors held five meetings during our fiscal year ended December 31, 2005. Each director attended or participated in at least 75% of such meetings of the Board of Directors. During the fiscal year ended December 31, 2005, there were

     o    six meetings of the Audit Committee; and
     o    three meetings of the Compensation Committee.

Audit Committee and Audit Committee Financial Expert

     The Board has a standing Audit Committee. The Board has affirmatively determined that each director who serves on the Audit Committee is independent, as the term is defined by applicable Securities and Exchange Commission ("SEC") rules. The Audit Committee currently consists of Dr. Dennis J. Murray (Chairman), Carla J. Steckline and Bernard Puckett. The members of the audit committee have substantial experience in assessing the performance of companies, gained as members of the Company's board of directors and audit committee, as well as by serving in various capacities in other companies or governmental agencies. As a result, they each have an understanding of financial statements. However, none of them keep current on all aspects of generally accepted accounting principles. Accordingly, the board of directors does not consider any of them to be a financial expert as that term is defined in applicable regulations. Nevertheless, the board of directors believes that they competently perform the functions required of them as members of the audit committee and, given their backgrounds, it would not be in the best interest of the Company to replace any of them with another person to qualify a member of the Audit Committee as a financial expert.

     The Audit Committee regularly meets with our independent registered public accounting firm outside the presence of management.

Compensation Committee

     Our Compensation Committee annually establishes, subject to the approval of the Board of Directors and any applicable employment agreements, the salaries which will be paid to our executive officers during the coming year, and administers our stock-based benefit plans. The Compensation Committee currently consists of Bernard Puckett (Chairman), Dr. Dennis J. Murray and Carla J. Steckline. Each member of the Compensation Committee is a director who is not employed by us or any of our affiliates, and is an independent director under applicable SEC rules.

Other Committees

     We will be proposing at the annual meeting of directors immediately following this Annual Meeting of Stockholders that a corporate governance committee be added. This committee will monitor developments in corporate governance principles and other corporate governance matters and make recommendations to the Board of Directors regarding the adoption of additional corporate governance principles. The Board has no standing nominating committee.


Principal Occupations of Directors

     The following is a brief account of the business experience for at least the past five years of our directors:

     James A. Cannavino has been our Chairman of the Board and a director since March 2000, and Chief Executive Officer since December 2002. From September of 1997 to April of 2000 he was the non-executive Chairman of SoftWorks, Inc (a then wholly owned subsidiary of the Company), which went public and was later sold to EMC. Mr. Cannavino was also the Chief Executive Officer and Chairman of the Board of Directors of CyberSafe, Inc., a corporation specializing in network security from April 1998 to July 2001. In August, 1995, he was appointed as President and Chief Operating Officer of Perot Systems Corporation and in 1996 was elected to serve as Chief Executive Officer through July 1997. During his tenure at Perot he was responsible for all the day-to-day global operations of the company, as well as for strategy and organization. Prior to that he served as a Senior Vice President at IBM for Strategy and Development. Mr. Cannavino held various positions at IBM for over thirty years beginning in 1963. Mr.

Cannavino led IBM's restructuring of its $7 billion PC business to form the IBM PC Company. He also served on the IBM Corporate Executive Committee and Worldwide Management Council, and on the board of IBM's Integrated Services and Solutions Company. Mr. Cannavino presently serves on the Boards of the National Center for Missing and Exploited Children, the International Center for Missing and Exploited Children, and Verio. He recently was Chairman of the Board of Marist College in Poughkeepsie, New York and continues to serve on the board. Mr. Cannavino will serve on the Board until his successor is elected.

     Bernard Puckett (62 years of age) is Chairman of the Board of Openwave Systems, Inc., a leading provider of open IP-based communication infrastructure software and applications. Mr. Puckett was formerly the President and Chief Executive Officer of Mobile Telecommunications Technology Corp. ("Mtel"). Prior to joining Mtel, Mr. Puckett spent 26 years with IBM where he was Senior Vice-president - Corporate Strategy and Development. He also held positions in marketing, finance, product development, manufacturing and new business development during his tenure at IBM. He also serves on the board of directors of IMS Health (NYSE:RX). Mr. Puckett was appointed to our Board of Directors in February 2004 and will serve in such capacity until his successor is elected.

     Dr. Dennis J. Murray (60) has been President of Marist College since 1979. Early in his tenure, he identified the importance of technology in higher education and made it one of the central themes of his administration. He developed an innovative joint study with the IBM Corporation, which resulted in Marist becoming one of the nations most technologically advanced liberal arts colleges. Marist was one of the first colleges or universities in the country to have a fully networked campus, and currently operates on an IBM e-server zSeries 900 processor with a z/OS operating system. Dr. Murray has been a strong supporter of the Linux operating system and recently initiated a Linux Research and Development Center at Marist. Dr. Murray serves on the boards of the Franklin and Eleanor Roosevelt Institute, McCann Foundation, and the New York State Greenway Conservancy, which oversees the Hudson River Valley National Heritage Area. He is also the author of two books on nonprofit management, editor of three books on government and public affairs, and co-author of a guide to corporate-sponsored university research in biotechnology. Dr. Murray has been a member of the Board of Directors since March 2000, and will serve in such capacity until his successor is elected.

     Carla J. Steckline (49) was the Attorney General for the State of Kansas from 1994 through January 2003. Attorney General Steckline also served as Vice President of the National Association of Attorneys General. She is also a member of the Board of Directors of the American Legacy Foundation, the national Center for Missing and Exploited Children, the National Crime Prevention Council and the Council of State Governments. In addition, she is a member of the Board of Governors of the University of Kansas School of Law and a member of the Kansas Children's Cabinet. Attorney General Steckline recently was honored with the Distinguished Service to Kansas' Children Award. Ms. Steckline has been a member of the Board of Directors since April 2000, and will serve in such capacity until her successor is elected.

     Michael Levin (34) is Managing Director of Metropolitan Venture Partners Corp., a venture capital firm he co-founded in 1999. In his role, Mr. Levin negotiates and manages investments, as well as oversees the financial and operational management of the firm. He also serves as an active Board member and works closely with portfolio companies on strategic growth and ensuring proper fiscal discipline. Prior to MetVP, Mr. Levin developed and managed hedge funds for the Man Group plc and Larry Hite. Mr. Levin was graduated Magna Cum Laude from The Wharton School at the University of Pennsylvania with a concentration in Finance. He is also an alumnus of Phillips Exeter Academy. Mr. Levin has been a member of the Board of Directors since February 2005, and will serve in such capacity until his successor is elected.

                                   MANAGEMENT

Our Officers are:

Name                        Age         Position Held With the Company
----                        ---         ------------------------------
James A Cannavino           62         Chairman of the Board of Directors
                                       and Chief Executive Officer

Matthew E. Oakes            43         Executive Vice-President and
                                       Chief Operating Officer

Christopher Cauley          37         Executive Vice-President Sales and
                                       Marketing

Arnold Leap                 38         Executive Vice-President and Chief
                                       Technical Officer

Michael J. Beecher          61         Chief Financial Officer and Secretary

--------------

     Matthew Oakes was appointed Chief Operating Officer and Executive Vice President - Client Services in August 2006. Prior to this he held the position of Executive Vice President - Client Services after serving as Director of Business Operations in the Company since November of 2002. Prior to his joining the Company, Mr. Oakes served three years as the Operations Officer for Direct Media Networks a New York based e-commerce and technology company. He held executive positions in Westinghouse Communities Inc. including "Managing Director of Operations" for the Pelican Bay Community in Naples, Florida. Mr. Oakes received a JD degree from Nova Southeastern University and holds an MBA in finance. He is a 1993 graduate with a Bachelors Degree in Business from Cornell University.

     Christopher Cauley was appointed Executive Vice President of Sales and Marketing in August 2006. Mr. Cauley joined the Company in August 2005 as Vice President of Business Development. Prior thereto, from 1998 to 2005 Mr. Cauley was Senior Manager for Sales & Business Consulting for Avolent, Inc., where he led a team of sales consultants responsible for selling the Company's Business to Business ("B2B") financial relationship management and electronic invoice presentment and payment internet application suite. During his tenure with Avolent, Mr. Cauley managed sales consulting strategy and closed several large contracts with Fortune 500 companies. Mr. Cauley previously worked for American Management Systems, Inc. (AMS) as a Principal Project Manager and Solutions Analyst in AMS' Financial Services and Telecommunications Industry Groups. At AMS, he acquired in-depth knowledge of system integration and the development of financial and customer care billing systems. Mr. Cauley earned his Bachelor of Science Degree in Business Administration from Virginia Polytechnic Institute and State University in Blacksburg, Virginia.

     Arnold Leap has been Executive Vice President and Chief Technology Officer since November 2000. From March 1998 until November 2000 he held the position of Chief Information Officer. Mr. Leap originally was hired in February 1997 as the Company's Director of Development and Engineering and held the position until March 1998. Prior to his joining Direct Insite, Mr. Leap was the MIS Manager/Director of AMP Circuits, Inc., and a subsidiary of AMP, Inc. from 1993 to February 1997. His responsibilities at AMP Circuits, Inc. included day-to-day information systems operation as well as the development and implementation of a consolidated ERP and financial system.

     Michael J. Beecher, CPA, joined the Company as Chief Financial Officer in December 2003. Prior to joining Direct Insite, Mr. Beecher was Chief Financial Officer and Treasurer of FiberCore, Inc., a publicly held company in the fiber-optics industry. From 1989 to 1995 he was Vice-President Administration and Finance at the University of Bridgeport. Mr. Beecher began his career in public accounting with Haskins & Sells, an international public accounting firm. He is a graduate of the University of Connecticut, a Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

Executive Compensation

     The following table sets forth the annual and long-term compensation with respect to the Chief Executive Officer and each of the other executive officers of the Company who earned more than $100,000 for services rendered during the years ended December 31, 2005, 2004 and 2003.

                           Summary Compensation Table

                                      Annual Compensation            Long-Term Compensation
                                -------------------------------  ------------------------------
                                                                                 Securities
     Name and            Fiscal                    Other Annual   Restricted     Underlying
Principal Position        Year   Salary    Bonus   Compensation  Stock Awards  Options/Warrants
-----------------------------------------------------------------------------------------------
James A. Cannavino (1)    2005  $144,000  $     --  $     --    $     31,000     350,000
  Chief Executive Officer 2004    96,000        --        --           4,000          --
                          2003   156,000        --        --          54,000     708,000

Robert Carberry (2)       2005  $192,000  $ 20,000  $     --    $     24,000     200,000
  President               2004   192,000        --        --              --          --
                          2003   177,000        --        --              --     203,000

Anthony Coppola (3)       2005  $155,000  $     --  $     --    $     31,000          --
  V.P. Program            2004   145,000        --        --              --          --
  Management              2003   157,000     4,000    26,000              --       3,000

Arnold Leap (4)           2005  $166,923  $     --  $     --    $     34,000          --
Chief Technology Officer  2004   145,000        --        --              --          --
                          2003   158,000    26,000        --              --     103,000

Michael Beecher (5)       2005  $124,615  $     --  $     --    $     26,000          --
  Chief Financial Officer 2004   106,000        --        --              --      30,000
  and Secretary           2003     3,000        --        --              --      30,000

Matthew Oakes (6)         2005  $129,417  $     --  $     --    $     35,000     100,000
 Executive Vice-President 2004  $106,250  $     --  $     --    $     11,400          --
  Chief Operating Officer 2003  $115,176  $     --  $     --              --          --

Christopher Cauley (7)    2005  $ 48,333  $     --  $     --    $     18,000     175,000
Executive Vice-President
  Sales and Marketing

Footnotes
---------
(1) Mr. Cannavino was appointed CEO on December 7, 2002. Mr. Cannavino received $31,000 in stock compensation during 2005. Pursuant to his January 2003 employment agreement, Mr. Cannavino received 45,000 shares of common stock valued at $54,000 in 2003 and 5,000 shares of common stock valued at $4,000 in 2004.

(2) Mr. Carberry was appointed President in December 2002. During 2005, Mr. Carberry received $24,000 in stock compensation and a $20,000 bonus in 2005. Mr Carberry retired effective June 30, 2006

                                       8

(3) Mr. Coppola received $31,000 in stock compensation during 2005. In 2003 the Company paid a $50,000 sales commission earned by a sales consulting firm that is wholly owned by Mr. Coppola. In 2003 the Company paid $26,000 for services rendered by this same consulting firm. Mr. Coppola also earned a $4,000 cash performance bonus in 2003. Mr Coppola resigned effective August 31, 2006.

(4) Mr. Leap received $34,000 in stock compensation during 2005. Mr. Leap also earned a cash performance bonus totaling $26,000 for year 2003.

(5) Mr. Beecher was appointed Chief Financial Officer and Secretary effective December 16, 2003. Mr. Beecher received $26,000 in stock compensation during 2005.

(6) Mr. Oakes was appointed Executive Vice President in August 2005 . Mr. Oakes received $35,000 in stock compensation during 2005.

(7) Mr. Cauley was appointed Vice President - Sales and marketing in September 2005.

Employment Agreements

     The Company extended its services agreement with its Chief Executive Officer on December 5, 2003. The agreement expires August 24, 2007. The extended agreement provides for compensation of $15,000 per month and 360,000 options, vesting 7,500 per month for the term of the agreement (48 months), to purchase the Company's common stock at an exercise price of $1.16, the closing price of the Company's common stock on the date the agreement was effective. The vesting period for his options have been since accelerated and are all currently vested. The agreement provides for reimbursement of reasonable out of pocket business expenses and further provides for living and travel expenses not to exceed $11,000 per month.

     The Company entered into an employment and consulting agreement with its then President effective January 1, 2003. The agreement was amended on January 1, 2006. The employment term of the agreement expired June 30, 2006 and is followed by a consulting period which ends December 31, 2008. During the employment term compensation was based on an annual salary of $240,000. In addition the President received options to purchase 100,000 shares of the Company's common stock at $0.50 per share which vested ratably over a period of 26 months and an additional option to purchase 100,000 shares of the Company's common stock at market price on the date of grant which vest on an equal monthly basis over a period of 36 months. During the consulting term of the agreement compensation is $12,000 per month and duties during the consulting term include consultation with senior executives concerning the Company's respective businesses and operations.

     The Company entered into an employment services agreement with the Chief Operating Officer on August 1, 2006. The term of the agreement is for two years and provides for compensation of $150,000 in the first year of the agreement and $162,000 in the second year of the agreement. In addition, the Chief Operating Officer was granted options to purchase 120,000 restricted common shares at the exercise price of $0.25 per share. The options vest at the rate of 5,000 per month over the term of the agreement.

     The Company entered into an employment services agreement with the Chief Financial Officer on August 1, 2006. The term of the agreement is for two years and provides for compensation of $141,000 in the first year of the agreement and $153,000 in the second year of the agreement. In addition, the Chief Financial Officer was granted options to purchase 120,000 restricted common shares at the exercise price of $0.25 per share. The options vest at the rate of 5,000 per month over the term of the agreement.

         The Company entered into an employment services agreement with the Chief Technology Officer on August 1, 2006. The term of the agreement is for two years and provides for compensation of $162,000 in the first year of the agreement and $174,000 in the second year of the agreement. In addition, the Chief Technology Officer was granted options to purchase 120,000 restricted common shares at the exercise price of $0.25 per share. The options vest at the rate of 5,000 per month over the term of the agreement.

     The Company entered into an employment services agreement with the Executive Vice President of Sales and Marketing on August 1, 2006. The term of the agreement is for two years and provides for base compensation of $144,996 per year for each year of the agreement plus $2,500 per month payable in common stock of the Company. In addition the agreement provides for commissions from 3% to 5% of the net revenue received on certain accounts. The Executive Vice President of Sales and Marketing was previously granted options to purchase 175,000 restricted common shares at the exercise price of $0.65 per share. The options vest at the rate 20% at the grant date and the balance in equal monthly amounts over the three years from September 1, 2005.

Equity Compensation Plan Information

     We maintain various stock plans under which options vest and shares are awarded at the discretion of our Board of Directors or its compensation committee. The purchase price of the shares under the plans and the shares subject to each option granted is not less than the fair market value on the date of the grant. The term of each option is generally five years and is determined at the time of the grant by our board of directors or the compensation committee. The participants in these plans are officers, directors, employees and consultants of the Company and its subsidiaries and affiliates.

         The following information is provided about our current stock option plans:

         1998 Stock Option/Stock Issuance Plan. The 1998 Stock Option/Stock Issuance Plan covers 257,000 shares of common stock. Options granted under the plan may be incentive stock options qualified under Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options. Under the terms of the plan, the exercise price of options granted under the plan will be the fair market value at the date of the grant. Prices for incentive stock options granted to employees who own 10% or more of our stock are at least 110% of the market value at the date of the grant. The nature and terms of the options to be granted are determined at the date of the grant by the compensation committee of the board of directors. Stock options granted under the Plan shall expire not later than five years from the date of grant. Stock options granted under the Plan may become exercisable in one or more installments in the manner and at the time or times specified by the committee. No options were granted under this plan during the fiscal year ended December 31, 2005. At December 31, 2005, options to purchase 100,087 shares of common stock were outstanding under this plan.

     2000 Stock Option/Stock Issuance Plan. The 2000 Stock Option/Stock Issuance Plan covers 166,667 shares of common stock. Options granted under the plan may be incentive stock options qualified under Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options. Under the terms of the plan, the exercise price of options granted under the plan will be the fair market value at the date of the grant. Prices for incentive stock options granted to employees who own 10% or more of our stock are at least 110% of the market value at the date of the grant. The nature and terms of the options to be granted are determined at the date of the grant by the compensation committee of the board of directors. Stock options granted under the Plan shall expire not later than five years from the date of grant. Stock options granted under the Plan may become exercisable in one or more installments in the manner and at the time or times specified by the committee. No options were granted under this plan during the fiscal year ended December 31, 2005. At December 31, 2005, options to purchase 24,000 shares of common stock were outstanding under this plan.

     2001 Stock Option/Stock Issuance Plan. The 2001 Stock Option/Stock Issuance Plan covers 330,000 shares of common stock. Options granted under the plan may be incentive stock options qualified under Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options. Under the terms of the plan, the exercise price of options granted under the plan will be the fair market value at the date of the grant. Prices for incentive stock options granted to employees who own 10% or more of our stock are at least 110% of the market value at the date of the grant. The nature and terms of the options to be granted are determined at the date of the grant by the compensation committee of the board of directors. Stock options granted under the Plan shall expire not later than five years from the date of grant. Stock options granted under the Plan may become exercisable in one or more installments in the manner and at the time or times specified by the committee. No options were granted under this plan during the fiscal year ended December 31, 2005. At December 31, 2005, options to purchase 100,340 shares of common stock were outstanding under this plan.

     2001-A Stock Option/Stock Issuance Plan. The 2001-A Stock Option/Stock Issuance Plan covers 600,000 shares of common stock. Options granted under the plan may be incentive stock options qualified under Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options. Under the terms of the plan, the exercise price of options granted under the plan will be the fair market value at the date of the grant. Prices for incentive stock options granted to employees who own 10% or more of our stock are at least 110% of the market value at the date of the grant. The nature and terms of the options to be granted are determined at the date of the grant by the compensation committee of the board of directors. Stock options granted under the Plan shall expire not later than five years from the date of grant. Stock options granted under the Plan may become exercisable in one or more installments in the manner and at the time or times specified by the committee. No options were granted under this plan during the fiscal year ended December 31, 2005. At December 31, 2005, options to purchase 305,573 shares of common stock were outstanding under this plan.

     2002 Stock Option/Stock Issuance Plan. The 2002 Stock Option/Stock Issuance Plan covers 625,000 shares of common stock. Options granted under the plan may be incentive stock options qualified under Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options. Under the terms of the plan, the exercise price of options granted under the plan will be the fair market value at the date of the grant. Prices for incentive stock options granted to employees who own 10% or more of our stock are at least 110% of the market value at the date of the grant. The nature and terms of the options to be granted are determined at the date of the grant by the compensation committee of the board of directors. Stock options granted under the Plan shall expire not later than five years from the date of grant. Stock options granted under the Plan may become exercisable in one or more installments in the manner and at the time or times specified by the committee. No options were granted under this plan during the fiscal year ended December 31, 2005. At December 31, 2005, options to purchase 482,500 shares of common stock were outstanding under this plan.

     2002-A Stock Option/Stock Issuance Plan. The 2002-A Stock Option/Stock Issuance Plan covers 875,000 shares of common stock. Options granted under the plan may be incentive stock options qualified under Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options. Under the terms of the plan, the exercise price of options granted under the plan will be the fair market value at the date of the grant. Prices for incentive stock options granted to employees who own 10% or more of our stock are at least 110% of the market value at the date of the grant. The nature and terms of the options to be granted are determined at the date of the grant by the compensation committee of the board of directors. Stock options granted under the Plan shall expire not later than five years from the date of grant. Stock options granted under the Plan may become exercisable in one or more installments in the manner and at the time or times specified by the committee. No options were granted under this plan during the fiscal year ended December 31, 2005. At December 31, 2005, options to purchase 692,000 shares of common stock were outstanding under this plan.

     2003 Stock Option/Stock Issuance Plan. The 2003 Stock Option/Stock Issuance Plan covers 725,000 shares of common stock. Options granted under the plan may be incentive stock options qualified under Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options. Under the terms of the plan, the exercise price of options granted under the plan will be the fair market value at the date of the grant. Prices for incentive stock options granted to employees who own 10% or more of our stock are at least 110% of the market value at the date of the grant. The nature and terms of the options to be granted are determined at the date of the grant by the compensation committee of the board of directors. Stock options granted under the Plan shall expire not later than five years from the date of grant. Stock options granted under the Plan may become exercisable in one or more installments in the manner and at the time or times specified by the committee. No options were granted under this plan during the fiscal year ended December 31, 2005. At December 31, 2005, options to purchase 579,500 shares of common stock were outstanding under this plan.

     2003-A Stock Option/Stock Issuance Plan. The 2003-A Stock Option/Stock Issuance Plan covers 975,000 shares of common stock. Options granted under the plan may be incentive stock options qualified under Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options. Under the terms of the plan, the exercise price of options granted under the plan will be the fair market value at the date of the grant. Prices for incentive stock options granted to employees who own 10% or more of our stock are at least 110% of the market value at the date of the grant. The nature and terms of the options to be granted are determined at the date of the grant by the compensation committee of the board of directors. Stock options granted under the Plan shall expire not later than five years from the date of grant. Stock options granted under the Plan may become exercisable in one or more installments in the manner and at the time or times specified by the committee. No options were granted under this plan during the fiscal year ended December 31, 2005. At December 31, 2005, options to purchase 455,000 shares of common stock were outstanding under this plan.

     2004 Stock Option/Stock Issuance Plan. The 2004 Stock Option/Stock Issuance Plan covers 1,200,000 shares of common stock. Options granted under the plan may be incentive stock options qualified under Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options. Under the terms of the plan, the exercise price of options granted under the plan will be the fair market value at the date of the grant. Prices for incentive stock options granted to employees who own 10% or more of our stock are at least 110% of the market value at the date of the grant. The nature and terms of the options to be granted are determined at the date of the grant by the compensation committee of the board of directors. Stock options granted under the Plan shall expire not later than five years from the date of grant. Stock options granted under the Plan may become exercisable in one or more installments in the manner and at the time or times specified by the committee. In 2005, 100,000 options were granted under this plan. At December 31, 2005, options to purchase 235,000 shares of common stock were outstanding under this plan.

     The following chart summarizes the options and warrants outstanding and available to be issued at December 31, 2005:

------------------------------- ---------------------------- ---------------------------- ----------------------------
                                                                                             Number of securities
                                                                                            remaining available for
                                Number of securities to be                                   future issuance under
                                  issued upon exercise of     Weighted-average exercise    equity compensation plans
                                   outstanding options,         price of outstanding         (excluding securities
        Plan category                warrants and               options, warrants and         reflected in column
                                      rights (a)                     rights (b)                    (a)) (c)
------------------------------- ---------------------------- ---------------------------- ----------------------------
Equity compensation plans
approved by security-holders           1,871,573                           $1.49                    34,188
------------------------------- ---------------------------- ---------------------------- ----------------------------
Equity compensation plans not
approved by security-holders           2,982,177                           $1.12                 1,235,745
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                  4,853,750                           $1.26                 1,269,933
------------------------------- ---------------------------- ---------------------------- ----------------------------

Option Grants in Last Fiscal Year

During 2005 the following options grants were made to the named executive officers:

                                          % of Total
                                          Options
                           Number of      Granted                                               Hypothetical
                           Options        Employees           Exercise       Expiration           Value at
Name                       Granted        in Fiscal Year        Price           Date             Grant Date
----                       ---------      --------------      --------       ----------          -----------
James Cannavino            350,000          42.4%             $  0.62         12/30/2012           $152,000

Robert Carberry            100,000          12.1%             $  0.50         04/30/2010           $  20,000
                           100,000          12.1%             $  0.70         04/30/2010           $  43,000

Matthew Oakes              100,000          12.1%             $  0.65         08/31/2010           $  41,000

     The hypothetical value of the options as of their date of grant has been calculated using the Black-Scholes option-pricing model, as permitted by SEC rules, based upon various assumptions, which include: expected volatility ranging from 71.1% to 72.6%, risk free interest rate of 4.0% and expected lives ranging from 5.00 to 7.00 years. The approach used in developing the assumptions upon which the Black-Scholes valuations were calculated is consistent with the requirements of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation." It should be noted that this model is only one method of valuing options, and the Company's use of the model should not be interpreted as an endorsement of its accuracy. The actual value of the options may be significantly different, and the value actually realized, if any, will depend upon the excess of the market value of the common stock over the option exercise price at the time of exercise.

Aggregated  Option  Exercises  in Last  Fiscal  Year and Fiscal  Year End Option
Values

     The following table set forth certain information with respect to stock option exercises by the named executive officers during the fiscal year ended December 31, 2005, and the value of unexercised options held by them at fiscal year-end.

                                                                                    Value of Unexercised In-the
                                                  Number of Unexercised Options    Money Options at Fiscal Year
                                                        at Fiscal Year End                    End (1)
                                                  -----------------------------    ----------------------------
                          Shares
                         Acquired
                            On         Value
         Name            Exercise     Realized     Exercisable    Unexercisable    Exercisable    Unexercisable
         ----            --------     --------     -----------    -------------    -----------    -------------
                            (#)          ($)
                            ---          ---
James Cannavino             --           --          1,419,000         --          $    --            $--
Robert Carberry             --           --            460,500         --             12,000           --
Anthony Coppola             --           --            155,500         --               --             --
Michael Beecher             --           --             60,000         --               --             --
Arnold Leap                 --           --            231,500         --               --             --
Matthew Oakes               --           --            163,000         --               --             --

Footnotes

(1) Market Value of the Company's common stock on December 31, 2005, was $0.62. There were 100,000 in-the-money options at year end, valued at $12,000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


o In December 1999, we entered into various agreements with S.J. & Associates, Inc. (which including its affiliates are collectively referred to as "SJ"), a then advisor to us and our Board of Directors, for various services that provide for the following compensation. We entered into a consulting agreement with SJ terminating on May 31, 2007. Pursuant to the agreement, SJ was entitled to monthly compensation of $15,000. We also provided SJ an office/temporary living accommodations and reimbursement for auto leases at a cost not to exceed $9,900 per month. SJ was also entitled to an annual bonus at our discretion. Upon completion of the initial term of the agreement, SJ was to continue to provide consulting services for an additional 7 1/2 year period. Minimum compensation during this additional period was to be approximately $5,500 per month. On June 22, 2006, we terminated the agreement with SJ. In full settlement of our obligations, we agreed to issue to SJ 90,638 restricted shares of common stock and to pay the costs of medical, life and certain other insurance through December 31, 2013, with the cost for such insurance not to exceed $200,000 in the aggregate or $50,000 in any twelve month period.

o Metropolitan Venture Partners Corp. provides financial advisory services to us. We incurred $20,000 and $51,000 during the years ended December 31, 2005 and 2004, respectively for these services.

o We have a consulting agreement with DCL Consulting whereby DCL provides quality assurance testing for us. In 2005 we incurred $23,000 for these services. There were no costs for DCL in 2004. The spouse of our former President is owner and principal employee of DCL.

o We receive advisory services from Tall Oaks Group and Lawrence Hite. In 2005 and 2004 we incurred costs of $18,000 and $36,000, respectively for such services.

Limitation on Liability of Officers and Directors

     We have entered into indemnification agreements with each of our current officers and directors pursuant to which we have agreed, among other things, to indemnify these officers and directors to the fullest extent permitted by Delaware law.

Compensation Committee Interlocks and Insider Participation

     During fiscal 2005, our Compensation Committee consisted of Messrs. Puckett, Murray and Ms. Steckline. None of these persons were our officers or employees during fiscal 2005 or, except as otherwise disclosed, had any relationship requiring disclosure in this Proxy Statement.

     In accordance with rules promulgated by the Securities and Exchange Commission, the information included under the captions "Compensation Committee Report on Executive Compensation", "Audit Committee Report" and "Common Stock Performance" will not be deemed to be filed or to be proxy soliciting material or incorporated by reference in any prior or future filings by us under the Securities Act of 1933 or the Securities Exchange Act.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation of our executive officers is generally determined by the Compensation Committee of our Board of Directors, subject to applicable employment agreements. Each member of the Compensation Committee is a director who is not our employee. The following report with respect to certain compensation paid or awarded to our executive officers during fiscal 2005 is furnished by the directors who comprised the Compensation Committee during fiscal 2005.

Executive Compensation Objectives

     Our compensation programs are intended to enable us to attract, motivate, reward and retain the management talent required to achieve corporate objectives, and thereby increase stockholder value. It is our policy to provide incentives to senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of our business. To attain these objectives, our executive compensation program generally includes a competitive base salary, bonuses and stock-based compensation.

Base Salary

     Each year the compensation committee examines the salaries of our officers. With the exception of Mr. Cannavino, who entered into an employment agreement with us in December 2003, and Mr. Robert Carberry, who entered into an employment agreement with us in January 2003 which was amended in January 2006, the executive officers did not have employment agreements in 2005. The compensation committee provides recommendations for salary levels based on information available about salaries in our industry, inflation and the performance of the individuals.

Stock and/or Stock Options

     Stock and /or stock options are awarded to executives in order to encourage future management actions aimed at improving our sales efforts, client development and service quality, revenues and ultimately profitability. If we are successful in improving these areas, it is anticipated that these actions will generate a positive impact on the value of our common stock for all stockholders, and the individuals will be given the opportunity to share in the increased value as a result of their efforts. The compensation committee noted that the grants continued to align management and stockholder interests while also providing meaningful performance incentives to the recipients in conjunction with the realities of the market price of our securities. In 2005, stock options were granted to Messrs. Cannavino, Carberry, Oakes and Cauley. The compensation committee and board believe that these grants are in appropriate amounts in light of the contributions to, and sacrifices made on our behalf, and provide an incentive for management to maximize long-term stockholder value.

Chief Executive Officer Compensation

     In establishing the Chief Executive Officer's compensation level, consideration is given to his individual performance level as well as to factors discussed above for all executive officers. In January, 2004, we amended the employment agreement with Mr. Cannavino, our CEO since December, 2002. The compensation committee believes that his agreement is appropriate based on the initiatives undertaken by him, his substantial contributions, and the compensation level of executives of our competitors.

Section 162(m) of the Federal Income Tax Code

     Generally, Section 162(m) denies deduction to any publicly held company for certain compensation exceeding $1,000,000 paid to the chief executive officer and the four other highest paid executive officers, excluding among other things certain performance-based compensation. The compensation committee and Board intend that the stock and stock options issued qualify for the performance-based exclusion under Section 162(m). The compensation committee will continually evaluate to what extent Section 162 will apply to its other compensation programs.

         Respectfully submitted,
         The compensation committee (for 2005)

         Bernard Puckett (Chairman)
         Carla Steckline
         Dr. Dennis J. Murray

                             AUDIT COMMITTEE REPORT

     This is a report of the Audit Committee of our Board of Directors. This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 and shall not otherwise be deemed to be filed under either such Act.

     In 2005, our Audit Committee consisted of Dr. Dennis J. Murray (Chairman), Bernard Puckett and Carla J. Steckline. The current members of the Audit Committee satisfy the independence requirements and other established criteria by the Securities and Exchange Commission. We intend to comply with future audit committee requirements as they become applicable to us.

     As required by its written charter, which sets forth its responsibilities and duties, a copy of which is annexed as Exhibit B, the audit committee reviewed and discussed our audited financial statements for the year ended December 31, 2005 with our independent auditors. The audit committee has also received and reviewed the written disclosures and the letter from Marcum & Kliegman LLP required by Independence Standard No. 1, "Independence Discussions with Audit Committees," as amended by the Independence Standards Board, and has discussed with Marcum & Kliegman LLP their independence. Based on these reviews and discussions, the audit committee recommended to the board of directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K/SB for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

     The audit committee has also reviewed and discussed the fees paid to Marcum & Kliegman LLP during the last fiscal year for audit and non-audit services, which are set forth below under "Audit Fees" and has considered whether the provision of the non-audit services is compatible with maintaining Marcum & Kliegman LLP's independence and concluded that it is.

       The audit committee

       Dr. Dennis J. Murray (Chairman)
       Bernard Puckett
       Carla J. Steckline

Audit Committee Financial Expert

     The members of the Audit Committee have substantial experience in assessing the performance of companies, gained as members of our Board of Directors and Audit Committee, as well as by serving in various capacities in other companies or governmental agencies. As a result, they each have an understanding of financial statements. However, none of them keep current on all aspects of generally accepted accounting principles. Accordingly, the Board of Directors does not consider any of them to be a financial expert as that term is defined in applicable regulations. Nevertheless, the Board of Directors believes that they competently perform the functions required of them as members of the Audit Committee and, given their backgrounds, it would not be in our best interest to replace any of them with another person to qualify a member of the Audit Committee as a financial expert.

Audit Fees

     For each of fiscal 2005 and 2004, Marcum & Kliegman, LLP's audit and accounting fees were approximately $175,000.

Tax Service Fees

     Aggregate fees incurred in connection with tax services rendered by Marcum & Kliegman, LLP for fiscal 2005 and 2004 were approximately $44,000 and $30,000, respectively, incurred primarily for the preparation of federal and state tax returns.

All Other Fees

     Aggregate fees for all other services rendered by Marcum & Kliegman, LLP for fiscal 2005 were approximately $27,000, incurred in connection with SEC and other related consulting services. There were no such fees in 2004. Marcum & Kliegman had no financial information systems design and implementation fees during fiscal 2005.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission
(the "SEC") and the National Association of Securities Dealers, Inc. (the "NASD"). These Reporting Persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 they file with the SEC and the NASD. Based solely upon our review of the copies of the forms it has received, we believe that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal 2005.

                           CODE OF ETHICS - DISCLOSURE

     Direct Insite adopted a Corporate Code of Business Ethics (the "Code") in 2004 that applies to all employees, officers and directors of Direct Insite. It is broad in scope and is intended to foster honest and ethical conduct, including accurate financial reporting, compliance with laws and the like. It does not expressly cover certain procedural matters covered by the Sarbanes-Oxley Act and regulations promulgated thereunder and may not constitute a "code of ethics" within the meaning of the law and regulations. Accordingly, the Company adopted an additional code of ethics on February 18, 2005 that covers senior executive officers of Direct Insite and is intended to comply with the new law and regulations. The "Code of Ethics - Chief Executive and Chief Financial Officers" is set forth as Exhibit C to this proxy statement.

                            COMMON STOCK PERFORMANCE

     The following graph sets forth the cumulative total return* to the Company's stockholders during the five-year period ended December 31, 2005 as well as an overall stock market index (S & P 500 Index) and the Company's peer group index (S&P Application Software Index):

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                 AMONG DIRECT INSITE CORP., THE S & P 500 INDEX
                    AND THE S & P APPLICATION SOFTWARE INDEX

                                        Cumulative Total Return
                                 ------------------------------------
                                 12/00   12/01   12/02   12/03   12/04   12/05

DIRECT INSITE CORP.              100.00  27.09   53.33   21.33   36.26   13.23
S & P 500                        100.00  88.12   68.64   88.33   97.94  102.75
S & P APPLICATION SOFTWARE       100.00  69.14   35.82   51.98   58.02   64.22

     * $100 invested on 12/31/00 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

                                  PROPOSAL TWO

                    PROPOSAL TO ADOPT THE DIRECT INSITE CORP.
                      2004 STOCK OPTION/STOCK ISSUANCE PLAN

Introduction

     At the meeting, you will be asked to adopt the Direct Insite Corp. 2004 Stock Option/Stock Issuance Plan (the "2004 Stock Plan"). The board adopted the 2004 Stock Plan in August 2004, subject to stockholder approval, covering 1,200,000 shares.

     We believe that our long-term success depends upon our ability to attract and retain qualified directors, officers, employees and consultants and to motivate their best efforts on our behalf. Our directors, officers, other employees and consultants, as well as those of our subsidiaries or affiliates, are eligible to participate in the 2004 Stock Plan. We believe that the 2004
Stock Plan has been and will continue to be an important part of our compensation of directors, officers, employees and consultants, particularly since as of October 20, 2005, we only have approximately 875,000 shares available for grant under our other existing stock option plans.

     The 2004 Stock Plan is set forth as Exhibit A to this proxy statement. The principal features of the 2004 Stock Plan are summarized below, but the summary is qualified in its entirety by the full text of the 2004 Stock Plan.

Stock Subject to the 2004 Stock Plan

     The stock to be offered under the 2004 Stock Plan consists of shares of our common stock, whether authorized but unissued or reacquired. The 2004 Stock Plan is divided into two separate equity programs: an option grant program and a stock issuance program. Options granted under the 2004 Stock Plan shall be non-qualified or incentive stock options and the exercise price is the fair market value of the common stock on the date of grant except that for incentive stock options it shall be 110% of the fair market value if the participant owns 10% or more of our common stock. Under the stock issuance program, the purchase price per share shall be fixed by the board of directors or committee but cannot be less than the fair market value of the common stock on the issuance date. Payment for the shares may be made in cash or check payable to us, or for past services rendered to us and all shares of common stock issued thereunder shall vest upon issuance unless otherwise directed by the board or committee. The number of shares issuable is also subject to adjustments upon the occurrence of certain events, including stock dividends, stock splits, mergers, consolidations, reorganizations, recapitalizations, or other capital adjustments. As of October 20, 2006, 217,500 options or shares had been issued under the 2004 Stock Plan.

Administration of the 2004 Stock Plan

     The 2004 Stock Plan is to be administered by our board of directors, the a compensation committee or a stock option committee consisting of no fewer than two "non-employee directors," as defined in the Securities Exchange Act of 1934. We expect that our compensation committee will administer the 2004 Stock Plan.

     Subject to the terms of the 2004 Stock Plan, the board or the committee may determine and designate the individuals who are to be granted stock options or qualify to purchase shares of common stock under the 2004 Stock Plan, the number of shares to be subject to options or to be purchased and the nature and terms of the options to be granted. The board or the committee also has authority to interpret the 2004 Stock Plan and to prescribe, amend and rescind the rules and regulations relating to the 2004 Stock Plan. The committee may amend or modify any grant in any manner not inconsistent with the terms of the 2004 Stock Plan.

Grant of Options

     Our directors, officers, employees and consultants, as well as those of our subsidiaries or affiliates, are eligible to participate in the 2004 Stock Plan.

     Options granted under the 2004 Stock Plan shall be non-qualified or incentive stock options and the exercise price is the fair market value of the common stock on the date of grant except that for incentive stock options it shall be 110% of the fair market value if the participant owns 10% or more of our common stock. The committee must adjust the option price, as well as the number of shares subject to option, in the event of stock splits, stock dividends, recapitalization and certain other events involving a change in our capital. Because of the discretionary nature of grants under the 2004 Plan, the number, names and positions of persons who may be granted awards under the 2004 Plan and the awards that might be granted to them are not known at this time.

Exercise of Stock Options

     Stock options granted under the 2004 Stock Plan shall expire not later than five years from the date of grant.

     Stock options granted under the 2004 Stock Plan may become exercisable in one or more installments in the manner and at the time or times specified by the committee.

     Upon the exercise of a stock option, optionees may pay the exercise price in cash, by certified or bank cashiers check or, at our option, in shares of common stock valued at its fair market value on the date of exercise, or a combination of cash and stock. Withholding and other employment taxes applicable to the exercise of an option shall be paid by the optionee at such time as the board or the committee determines that the optionee has recognized gross income under the Internal Revenue Code of 1986, as amended, resulting from such exercise. These taxes may, at our option, be paid in shares of common stock.

     A stock option is exercisable during the optionee's lifetime only by him or his permitted transferee and cannot be exercised by him or his permitted transferee unless, at all times since the date of grant and at the time of exercise, he is employed by us, any parent corporation or any of our subsidiaries or affiliates, except that, upon termination of his employment (other than (1) by death, (2) by total disability followed by death in the circumstances provided below or (3) by total disability), an option may be exercised for a period of three months after this termination but only to the extent such option is exercisable on the date of such termination. In the discretion of the committee, options may be transferred to (1) members of the optionee's family, (2) a trust, (3) a family limited partnership or (4) an estate planning vehicle primarily for the optionee's family.

     Upon termination of all employment by total disability, the optionee or his permitted transferee may exercise such options at any time within twelve months after his termination, but only to the extent such option is exercisable on the date of such termination.

     In the event of the death of an optionee (1) while our employee, or an employee of any parent corporation or any subsidiary or affiliate, (2) within three months after termination of all employment or provision of services (other than for total disability) or (3) within twelve months after termination on account of total disability of all employment with us, any parent corporation or any subsidiary or affiliate, the optionee's estate or any person who acquires the right to exercise such option by bequest or inheritance or by reason of the death of the optionee may exercise the optionee's option at any time within the period of twelve months from the date of death. In the case of clauses (1) and
(3) above, the option shall be exercisable in full for all the remaining shares covered by it, but in the case of clause (2) the option shall be exercisable only to the extent it was exercisable on the date of such termination of employment.

Stock Issuance Program

     Shares of common stock may, upon request by a participant, be issued at the discretion of the board or committee under the stock issuance program through direct and immediate issuances. Each such stock issuance shall comply with the terms specified below.

          Purchase Price
          --------------
          a. The purchase price per share shall be fixed by the board of directors or committee but shall not be less than the fair market value per share of common stock on the issue date.

          b. Subject to the provisions of the 2004 Stock Plan, shares of common stock may be issued for any of the following items of consideration which the board or committee may deem appropriate in each individual instance:

               (i)  cash or check made payable to us; or

               (ii) past services rendered to us (or any parent or subsidiary).

          Vesting Provisions
          ------------------
          a. Shares of common stock issued under the stock issuance program shall vest at the discretion of the board or committee.

          b. The participant shall have full stockholder rights with respect to any shares of common stock issued to the participant under the stock issuance program.

          c. Accordingly, the participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

Change in Control

     All unvested options shall automatically vest in full if and when either of the following stockholder approved transactions to which the company is a party are consummated: (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or (ii) the sale, transfer or other disposition of all or substantially all of the company's assets in complete liquidation or dissolution of the company. However, the shares subject to an outstanding option shall not vest on such an accelerated basis if and to the extent: (i) such option is assumed by the successor company (or parent thereof) in the corporate transaction or (ii) such option is to be replaced with a cash incentive program of the successor company which preserves the spread existing on the unvested option shares at the time of the corporate transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested option shares or (iii) the acceleration of such option is subject to other limitations imposed by the board or committee at the time of the option grant.

U.S. Federal Tax Matters

     Restricted Stock. Employees generally recognize as taxable income the fair market value of restricted stock on the date the restricted period ends. We are entitled to a corresponding tax deduction at the same time.

     Stock Options. Stock options may be granted in the form of incentive stock options or non-qualified stock options. Incentive stock options are eligible for favorable tax treatment under the U.S. Internal Revenue Code (the "Code"). To meet the Code requirements, the maximum value of incentive stock options that first become exercisable in any one year is limited to $100,000. Under the Code, persons do not realize compensation income upon the grant of a stock option (whether an incentive stock option or non-qualified stock option). At the time of exercise of a non-qualified stock option, the holder will realize compensation income in the amount of the spread between the exercise price of the option and the fair market value of our stock on the date of exercise. At the time of exercise of an incentive stock option, no compensation income is realized other than "tax preference income" for purposes of the alternative minimum tax. If the shares acquired on exercise of an incentive stock option are held for at least two years after grant of the option and one year after exercise, the excess of the amount realized on sale over the exercise price will be taxed as capital gains. If the shares acquired on exercise of the incentive stock option are disposed of within less than two years after grant or one year of exercise, the holder will realized compensation income equal to the excess of the fair market value of shares on the date of exercise over the option price. Additional amounts realized will be taxed as capital gains. We will generally be entitled to a deduction under the Code at the time equal to the amount of compensation income realized by the holder of an option.

Recommendation of the Board

     Our board of directors believes that it is in our best long-term interests to have available for issuance under a stock option plan a sufficient number of shares to attract, retain and motivate our highly qualified officers, employees, directors and consultants by tying their interests to our stockholders' interests.

     The affirmative vote of a majority of the voting power present in person or by proxy at the Annual Meeting and entitled to vote on this proposal is required for approval by stockholders of the 2004 Stock Plan. However, even without such approval, the 2004 Stock Plan will continue in full force and effect to the extent permitted by applicable law.

     We recommend a vote FOR approval of the 2004 Stock Plan.

                                 PROPOSAL THREE

       PROPOSAL FOR APPOINTMENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

General

     The Board of Directors, upon the recommendation of the Audit Committee, recommends that the stockholders approve the appointment of Marcum & Kliegman, LLP as our Company's independent certified public accounting firm to audit our financial statements for the fiscal year ending December 31, 2006.

Board Position and Required Vote

     The proposal will be adopted only if it receives the affirmative vote of a majority of the voting power in person or by proxy and entitled to vote at the Annual Meeting on this proposal. The Board of Directors recommends a vote FOR the ratification of the appointment of Marcum & Kliegman, LLP as our independent registered public accounting firm.

               FINANCIAL STATEMENTS AND INCORPORATION BY REFERENCE

     A copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2005 has been provided to all stockholders as of the Record Date. Stockholders are referred to the report for financial and other information about us, but such report, is not incorporated in this proxy statement and is not a part of the proxy soliciting material.

                            MISCELLANEOUS INFORMATION

     As of the date of this Proxy Statement, the Board of Directors does not know of any business other than that specified above to come before the meeting, but, if any other business does lawfully come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote in regard thereto in accordance with their judgment.

     We will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain of our officers and regular employees may solicit proxies by telephone, telegraph or personal interview. We may also request brokerage houses and other custodians and nominees and fiduciaries, to forward soliciting material to the beneficial owners of stock held of record by such persons, and may make reimbursement for payments made for their expense in forwarding soliciting material to such beneficial owners.

     Proposals of stockholders intending to be presented at the 2007 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at our principal office not later than May 30, 2007 to be included in the proxy statement for that meeting.


                                 By Order of the Board of Directors,

                                         JAMES A. CANNAVINO
                                 Chairman and Chief Executive Officer

Dated:   November 17, 2006
         Bohemia, New York

                                                                       Exhibit A

           DIRECT INSITE CORP., 2004 STOCK OPTION/STOCK ISSUANCE PLAN
           ----------------------------------------------------------

I. GENERAL PROVISIONS
   ------------------
A.   PURPOSE OF THE PLAN
     -------------------
     This 2004 Stock Option/Stock Issuance Plan ("Plan") is intended to promote the interests of Direct Insite Corp., a Delaware corporation ("Corporation"), by providing eligible persons in the employ or service of the Corporation or its affiliates with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to continue in such employ or service.

     Unless otherwise defined herein, all capitalized terms shall have the meaning assigned to them in the attached Appendix.

B.   STRUCTURE OF THE PLAN

     The Plan shall be divided into two (2) separate equity programs:

     (i) the Option Grant Program under which eligible persons ("Optionees") may, at the discretion of the Board, be granted options to purchase shares of common stock; and

     (ii) the Stock Issuance Program under which eligible persons ("Participants") may, at the discretion of the Board, be issued shares of common stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary).

     The provisions of Articles One and Four shall apply to both equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

C.   ADMINISTRATION OF THE PLAN
     --------------------------
     The Plan shall be administered by the Corporation's Board of Directors ("Board"), or in the discretion of the Board, a committee consisting of no less than two Non-Employee Directors or persons meeting such other requirements as may be imposed by Rule 16(b) under the 1934 Act ("Committee").

     The Board or Committee shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Board shall be final and binding on all parties who have an interest in the Plan or any option or stock issuance thereunder.

D.   ELIGIBILITY
     -----------
     The persons eligible to pa rticipate in the Plan are:

1.   Employees;

2. non-employee members of the Board or the non-employee members of the board of directors of any Parent or Subsidiary; and

3. consultants and other independent advisors who provide services to the Corporation, or any parent or subsidiary of the Corporation.

     The Board or Committee shall have full authority to determine, (i) with respect to the grants made under the Option Grant Program, described in Article Two below, which eligible persons are to receive the option grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (ii) with respect to stock issuances made under the Stock Issuance Program, described in Article Three, which eligible persons are to receive such stock issuances, the time or times when those issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.

     The Board or Committee shall have the absolute discretion either to grant options in accordance with the Option Grant Program or to issue stock in accordance with the Stock Issuance Program.

E.   STOCK SUBJECT TO THE PLAN
     -------------------------
     The stock issuable under the Plan shall be shares of the Corporation's authorized but unissued or reacquired common stock. The maximum number of shares of common stock which may be issued under the Plan is 1,200,000 shares.

     Shares of common stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full, or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise or direct issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of common stock reserved for issuance under the Plan.

     If there is any change to the common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding common stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.

II. OPTION GRANT PROGRAM
    --------------------
A.   OPTION TERMS
     ------------
     Each option shall be evidenced by one or more documents in the form approved by the Board, and which shall be subject to the provisions of the Plan.

     1.   Exercise Price.

          a. The exercise price per share shall be fixed by the Board in accordance with the following provisions:

                    (i) The exercise price per share shall not be less than the Fair Market Value per share of common stock on the option grant date.

                    (ii) If the Optionee is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of common stock on the option grant date for Incentive Options.

          b. The exercise price is payable in cash or check made payable to the Corporation upon exercise of the option, subject to the provisions of Section I of Article Four and the documents evidencing the option. If the common stock is registered under
               Section 12 of the Securities Exchange Act of 1934, as amended ("34 Act") at the time the option is exercised, then the exercise price may also be paid as follows:

                    (i) in shares of common stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                    (ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions (x) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (y) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

     Except to the extent the foregoing sale and remittance procedure is used, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     2. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Board or Committee and set forth in the documents evidencing the option grant. However, no option shall have a term in excess of five (5) years measured from the option grant date.

     3. Effect of Termination of Service.

          a. The following provisions shall govern the exercise of any vested option held by the Optionee at the time of cessation of Optionee's employment or rendering of services to the Corporation (collectively "Service") or death:

                    (i) Should the Optionee cease to remain in Service for any reason other than death, Disability or Misconduct, then the Optionee shall have a period of three (3) months following the date of such cessation of Service during which to exercise each option held by such Optionee to the extent exercisable on the date of such termination.

                    (ii) Should Optionee's Service terminate by reason of Disability, then the Optionee shall have a period of twelve
                    (12) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee to the extent exercisable on the date of such termination.

                    (iii) If the Optionee dies while holding an outstanding option, then the personal representative of his or her estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance shall have a twelve (12)-month period following the date of the Optionee's death to exercise such option to the extent exercisable on the date of such termination.

                    (iv) Under no circumstances, however, shall any such option be exercisable after the specified expiration of the option term.

                    (v) All vested options shall terminate upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term.

          b. The Board or Committee shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                    (i) extend the period of time for which the option is to remain exercisable following Optionee's cessation of Service or death from the limited period otherwise in effect for that option to such greater period of time as it shall deem appropriate, but in no event beyond the expiration of the option term, and/or


                    (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of common stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

     4. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person exercise the option, pays the exercise price and becomes the recordholder of the purchased shares.

     5. Limited Transferability of Options. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or, following the Optionee's death, by the laws of descent and distribution.

B.   CORPORATE TRANSACTION
     ---------------------
     1. All unvested options shall automatically vest in full if and when either of the following stockholder approved transactions to which the Corporation is a party are consummated: (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation. However, the shares subject to an outstanding option shall not vest on such an accelerated basis if and to the extent: (i) such option is assumed by the successor corporation (or parent thereof) in the Corporate Transaction or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Board or Committee at the time of the option grant.

     2. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

     3. The Board or Committee shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure one or more options so that those options shall automatically accelerate and vest in full (and any repurchase rights of the Corporation with respect to the unvested shares subject to those options shall immediately terminate) upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed in the Corporate Transaction.

     4. The Board or Committee shall also have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure such option so that the shares subject to that option will automatically vest on an accelerated basis should the Optionee's Service terminate by reason of the Optionee's involuntary dismissal or discharge by the Corporation for reasons other than misconduct ("Involuntary Termination") within a designated period (not to exceed one year) following the effective date of any Corporate Transaction in which the option is assumed and the repurchase rights applicable to those shares do not otherwise terminate. Any option so accelerated shall remain exercisable for the fully-vested option shares until the expiration or sooner termination of the option term.

     5. The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000.00) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

     6. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

III. STOCK ISSUANCE PROGRAM
     ----------------------
A.   STOCK ISSUANCE TERMS
     --------------------
     Shares of common stock may, upon request by a Participant, be issued at the discretion of the Board or Committee under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall comply with the terms specified below.

     1.   Purchase Price.

          a. The purchase price per share shall be fixed by the Board or Committee but shall not be less than the Fair Market Value per share of common stock on the issue date.

          b. Subject to the provisions of Section A of Article IV, shares of common stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Board may deem appropriate in each individual instance:

                    (i) cash or check made payable to the Corporation, or

                    (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

     2.   Vesting Provisions.

          a. Shares of common stock issued under the Stock Issuance Program shall vest at the discretion of the Board of Directors or Committee.

          b. The Participant shall have full stockholder rights with respect to any shares of common stock issued to the Participant under the Stock Issuance Program. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

IV. MISCELLANEOUS
    -------------
A.   FINANCING
     ---------
     The Board or Committee may permit any Optionee or Participant to pay the option exercise price under the Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments and secured by the purchased shares. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Board in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares (less the par value of those shares) plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

B.   ADJUSTMENTS DUE TO STOCK SPLITS, MERGERS, CONSOLIDATION, ETC.
     -------------------------------------------------------------
     If, at any time, the Company shall take any action, whether by stock dividend, stock split, combination of shares or otherwise, which results in a proportionate increase or decrease in the number of shares of common stock theretofore issued and outstanding, the number of shares which are reserved for issuance under the Plan and the number of shares which, at such time, are subject to options shall, to the extent deemed appropriate by the committee, be increased or decreased in the same proportion, provided, however, that the Company shall not be obligated to issue fractional shares.

     Likewise, in the event of any change in the outstanding shares of common stock by reason of any recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other corporate change, the committee shall make such substitution or adjustments, if any, as it deems to be appropriate, as to the number or kind of shares of common stock or other securities which are reserved for issuance under the Plan and the number of shares or other securities which, at such time are subject to Options.

     In the event of a change of control, at the option of the board of directors or committee, (a) all options outstanding on the date of such change of control shall, for a period of sixty days following such change of control, become immediately and fully exercisable, and (b) an optionee will be permitted to surrender for cancellation within sixty days after such change of control any option or portion of any option which was granted more than six months prior to the date of such surrender, to the extent not yet exercised, and to receive a cash payment in an amount equal to the excess, if any, of the Fair Market Value (on the date of surrender) of the shares of common stock subject to the option or portion thereof surrendered, over the aggregate purchase price for such shares under the option.

C.   EFFECTIVE DATE AND TERM OF PLAN
     -------------------------------
     1. The Plan shall become effective on August 20, 2004, provided that no Incentive Options may be granted unless the Plan is first approved by the Corporation's stockholders. The Board may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

     2. The Plan shall terminate upon the earliest of (i) the expiration of the ten (10)-year period measured from the date the Plan is adopted by the Board,
(ii) the date on which all shares available for issuance under the Plan shall have been issued as vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. All options and unvested stock issuances outstanding at the time of a clause (i) termination event shall continue to have full force and effect in accordance with the provisions of the documents evidencing those options or issuances.

D.   AMENDMENT OF THE PLAN
     ---------------------
     The Board or Committee shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

E.   WITHHOLDING
     -----------
     The Corporation's obligation to deliver shares of common stock upon the exercise of any options or upon the issuance of shares issued under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

F.   REGULATORY APPROVALS
     --------------------
     The implementation of the Plan, the granting of any options under the Plan and the issuance of any shares of common stock (i) upon the exercise of any option or (ii) under the Stock Issuance Program shall be subject to the Corporation's obtaining all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of common stock issued pursuant to it.

G.   NO EMPLOYMENT OR SERVICE RIGHTS
     -------------------------------
     Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX
                                    --------
The following definitions shall be in effect under the Plan:

Board shall mean the Corporation's Board of Directors.

Change of Control shall mean:

                    (i) any person who is not currently such becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding voting securities; or

                    (ii) three or more directors, whose election or nomination for election is not approved by a majority of the Incumbent Board (as defined in the plan), are elected within any single 12-month period to serve on the board of directors; or

                    (iii) members of the Incumbent Board cease to constitute a majority of the Board of Directors without the approval of the remaining members of the Incumbent Board; or

                    (iv) any merger (other than a merger where the Company is the survivor and there is no accompanying change in control under subparagraphs (i), (ii) or (iii) of this paragraph
                    (b), consolidation, liquidation or dissolution of the Company, or the sale of all or substantially all of the assets of the Company.

Code shall mean the Internal Revenue Code of 1986, as amended.

Common Stock shall mean the Corporation's common stock, $.0001 par value.

Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

     (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

     (ii) the sale, transfer or other disposition of all or substantially all of
the  Corporation's   assets  in  complete  liquidation  or  dissolution  of  the
Corporation.

Corporation shall mean Direct Insite Corp., a Delaware corporation.

Disability shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances. Disability shall be deemed to constitute Permanent Disability in the event that such Disability is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

Eligibility. Incentive Options may only be granted to Employees.

Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

Exercise Date shall mean the date on which the option shall have been exercised.

Exercise Price shall mean the exercise price payable per Option Share as specified in the Grant Notice.

Expiration Date shall mean the date on which the option expires as specified in the Grant Notice.

Fair Market Value per share of common stock on any relevant date shall be determined in accordance with the following provisions:

     (i) If the common stock is at the time traded on the NASDAQ National or SmallCap Market, then the Fair Market Value shall be the closing selling price per share of common stock on the date in question, as the price is reported by the National Association of Securities Dealers on the NASDAQ National or SmallCap Market. If there is no closing selling price for the common stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     (ii) If the common stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of common stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the common stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the common stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     (iii) If the common stock is at the time neither listed on any Stock Exchange nor traded on the NASDAQ National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

Grant Date shall mean the date of grant of the option as specified in the Grant Notice.

Grant Notice shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

Incentive  Option shall mean an option which satisfies the  requirements of Code
Section 422.

Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

1934 Act shall mean the Securities Exchange Act of 1934, as amended.

Non-Employee Director shall have the meaning provided under Rule 16(b) or any successor rule under the 1934 Act.

Non-Statutory   Option  shall  mean  an  option  not  intended  to  satisfy  the requirements of Code Section 422.

Option Agreement shall mean the option agreement issued pursuant to the Grant Notice.

Option Shares shall mean the number of shares of common stock subject to the option.

Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.

Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Permitted Transfer shall mean (i) a gratuitous transfer of the Purchased Shares, provided and only if Optionee obtains the Corporation's prior written consent to such transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to Optionee's will or the laws of intestate succession following Optionee's death or (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Optionee in connection with the acquisition of the Purchased Shares.

Plan shall mean the Corporation's 2004 Stock Option/Stock Issuance Plan.

Plan Administrator shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

Purchase Agreement shall mean the stock purchase agreement pursuant to the Grant Notice.

Service shall mean the Optionee's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant.

Stock Exchange shall mean the American Stock Exchange, the New York Stock Exchange or the NASDAQ SmallCap or National Market.

Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Vesting Commencement Date shall mean the date on which the Option Shares commences to vest as specified in the Grant Notice.

Vesting Schedule shall mean the vesting schedule specified in the Grant Notice pursuant to which the Optionee is to vest in the Option Shares in a series of installments over his or her period of Service.

                                                                       Exhibit B

                                 Code of Ethics
                  Chief Executive and Senior Financial Officers


Direct Insite Corp. ("Direct Insite" or the "Company") is committed to conducting its business in accordance with applicable laws, rules and regulations, to the highest standards of business ethics and with full and accurate financial disclosure. This Code of Ethics for the Chief Executive and Senior Financial Officers ("Code of Ethics"), is applicable to the Company's Chief Executive Officer, Chief Financial Officer and Corporate Controller (together, "Senior Officers") and sets forth specific policies as a guide in the performance of their duties.

Senior Officers of the Company must comply with applicable laws, rules and regulations. They also have a responsibility to conduct themselves in an honest and ethical manner. They have leadership responsibilities that include creating a culture of high ethical standards and commitment to compliance, and maintaining a work environment that deters wrongdoing, encourages employees to raise concerns, and promptly addresses employee compliance concerns.

All the Company employees are subject to the Direct Insite Corp. Corporate Code of Business Ethics, which sets forth the fundamental principles and key policies and procedures that govern them in the conduct of Direct Insite's business. In addition, Senior Officers are bound by the requirements and standards set forth in this Code of Ethics.

Compliance with Laws, Rules and Regulations

Senior Officers are required to comply with all applicable laws, rules and regulations governing the conduct of our business and to report any suspected violations to the Audit Committee of the Board of Directors ("Audit Committee").

Conflicts of Interest

A conflict of interest occurs when a Senior Officer's private interests interfere in any way with the interests of the Company as a whole. Senior Officers should conduct the Company's business in an honest and ethical manner, which includes the ethical handling of actual or apparent conflicts of interest between personal and professional relationships.

Before making any investment, accepting any position or benefits, participating in any transaction or business arrangement or otherwise acting in a manner that creates or appears to create a conflict of interest, Senior Officers must obtain prior approval from the Audit Committee.

Disclosures

As a public company, Direct Insite is required to file various periodic and other reports with the Securities and Exchange Commission ("SEC"). It is the Company policy to make full, fair, accurate, timely and understandable disclosure in compliance with all applicable laws and regulations in all reports and documents that the Company files with, or submits to, the SEC and in all other public communications made by the Company. Senior Officers are required to promote compliance with this policy in their area of responsibility and amongst their colleagues and to abide by all Company standards, policies and procedures designed to promote compliance with this policy.

Compliance with the Code

     If a Senior Officer knows of or suspects a violation of the Code of Ethics, the information must immediately be reported to the Audit Committee.

     Violations of this Code of Ethics may result in disciplinary action, up to and including discharge.

Waivers of the Code

     Should Senior Officers wish to seek a waiver of the Code of Ethics they must make full disclosure of their particular circumstances to the Audit
Committee. Only the Audit Committee may grant waivers of or a change to a provision of the Code. Changes in and waivers of this Code of Ethics will be disclosed as required under applicable laws and regulations.

                                                                       Exhibit C

                               DIRECT INSITE CORP.

                         CHARTER OF THE AUDIT COMMITTEE
                         ------------------------------

I.   Audit Committee Purpose

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

          o    Monitor  the  integrity  of  the  Company's  financial  reporting process and systems of internal controls regarding finance, accounting, and legal compliance.
          o Monitor the Company's compliance with legal and regulatory requirements.
          o Monitor the qualifications, independence and performance of the Company's independent auditors.
          o Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.  Audit Committee Composition and Meetings

     Audit Committee members shall meet the requirements of the NASD. The Audit Committee shall be comprised such number of directors as determined by the Board, but no less than three directors, each of whom shall be an independent director as such is defined by Nasdaq rules, and any rule or regulation prescribed by the SEC, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements in accordance with the Nasdaq Audit Committee requirements.

     Audit Committee members shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. If an audit committee Chair is not designated, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III. Audit Committee Responsibilities and Duties

     1. Overseeing the internal audit function and reviewing, on a continuing basis, the adequacy of the Company's system of internal controls, including meeting periodically with the Company's management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company's periodic filings and the attestations or reports by the independent auditors relating to such disclosure.

     2. Appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

     3. Pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors.

     4. Reviewing and providing guidance with respect to the external audit and the Company's relationship with its independent auditors by:

     (1) reviewing the independent auditors' proposed audit scope, approach and independence;

     (2) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitoring and investigating them;

     (3) reviewing the independent auditors' peer review conducted every three years;

     (4) discussing with the Company's independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented;

     (5) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements; and

     (6) reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to filing the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC.

     5. Directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements including the Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews.

     6. Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors.

     7. Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release.

     8. Overseeing compliance with the requirements of the SEC for disclosure of auditor's services and audit committee members, member qualifications and activities.

     9. Reviewing, approving and monitoring the Company's code of ethics for its senior officers.

     10. Reviewing management's monitoring of compliance with the Company's standards of business conduct and with the Foreign Corrupt Practices Act.

     11. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements.

     12. Providing oversight and review at least annually of the Company's risk management policies, including its investment policies.

     13. Reviewing the performance of the independent auditors and ensure that the independent auditors are accountable to the Board of Directors.

     14. Ensuring receipt from the independent auditors of a formal written statement delineating between the auditor and the Company, consistent with Independence Standards Board Standard 1, as well as actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

     15. If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist.

     16. Reviewing related party transactions for potential conflicts of interest.

     17. Reviewing and reassessing the adequacy of its formal written charter on an annual basis.

     18. Performing other oversight functions as requested by the full Board of Directors.

     Other Audit Committee Responsibilities

     19. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

     20. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

     21. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Business Conduct.

                               DIRECT INSITE CORP.
                   BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING
                                December 21, 2006

     The undersigned hereby appoints JAMES A. CANNAVINO and BERNARD PUCKETT, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all the stock of the undersigned in DIRECT INSITE CORP., a Delaware corporation, at the Annual Meeting of Stockholders scheduled to be held on December 21, 2006 and any adjournments thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. STOCKHOLDERS MAY WITHHOLD THE VOTE FOR ONE OR MORE NOMINEE(S) BY WRITING THE NOMINEE(S) NAME(S) IN THE BLANK SPACE PROVIDED ON THE REVERSE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS, AND FOR EACH OF THE OTHER PROPOSALS AS SET FORTH ON THE REVERSE HEREOF.

                  (Continued and to be signed on reverse side)
                                SEE REVERSE SIDE

1.   Election of the following nominees, as set forth in the proxy statement:

     To serve until the Annual Meeting of Stockholders in 2007
     ---------------------------------------------------------
              Carla J. Steckline
     To serve until the Annual Meeting of Stockholders in 2008
      ---------------------------------------------------------
              Dr. Dennis J. Murray
              Michael Levin
     To serve until the Annual Meeting of Stockholders in 2009
     ---------------------------------------------------------
              James A. Cannavino
              Bernard Puckett

     [   ]  FOR all nominees listed above       [   ] WITHHOLD authority to vote
     ---------------------------------------------------------------------------
     (Instruction: To withhold authority to vote for any individual nominee, print the nominee's name on the line provided above).

The Board of Directors recommends a vote FOR the following proposals:

2. Approval of the Company's 2004 Stock Option/Stock Issuance Plan, as set forth in Exhibit A to the Proxy Statement.

     FOR  [    ]                AGAINST  [    ]           ABSTAIN   [    ]

3. Ratification of the appointment of Marcum & Kliegman, LLP as the Company's independent certified public accountants for the year ending December 31, 2006.

     FOR  [    ]                AGAINST  [    ]           ABSTAIN   [    ]

4. Upon such other business as may properly come before the meeting or any adjournment thereof.

        PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE

      SIGNATURE(S)___________________________   ____________________________

      DATED:   _____________, 2006